                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  JUNE 24, 1999 (JUNE 16, 1999)
                                                --------------------------------


                              OUTDOOR SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                   1-13275                      86-0736400
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

 2502 NORTH BLACK CANYON HIGHWAY, PHOENIX, ARIZONA                 85009
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code         (602) 246-9569
                                                  ------------------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

         On May 27, 1999, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Infinity Broadcasting Corporation ("Infinity") and its wholly-owned subsidiary, Burma Acquisition Corp. ("Subsidiary"). The Merger Agreement provides for the acquisition of the Registrant by Infinity pursuant to the merger of Subsidiary with and into the Registrant, with the Registrant surviving the merger and becoming a wholly-owned subsidiary of Infinity. A copy of the Merger Agreement has been filed as Exhibit
99.1 to the Registrant's Current Report on Form 8-K dated June 3, 1999.

         On June 16, 1999, the Registrant, Infinity and Subsidiary entered into an amendment to the Merger Agreement ("Amendment No. 1"). A copy of Amendment No. 1 to the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1 Amendment No. 1 to the Agreement and Plan of Merger, dated as of June 16, 1999, among Outdoor Systems, Inc., Infinity Broadcasting Corporation and Burma Acquisition Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OUTDOOR SYSTEMS, INC.

Date:  June 22, 1999                         By:      /s/ Bill M. Beverage
                                                      --------------------------
                                                      Bill M. Beverage
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

99.1 Amendment No. 1 to the Agreement and Plan of Merger, dated as of June 16, 1999, among Outdoor Systems, Inc., Infinity Broadcasting Corporation and Burma Acquisition Corp.